SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 21, 2003

KDSM, LLC

(Exact name of registrant as specified in its charter)

Maryland

333-26427-01

55-0829966

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10706 Beaver Dam Rd., Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

KDSM, INC.

(Former name or former address if changed from last report)

Sinclair Capital

(Exact name of Registrant as specified in its charter)

Delaware	52-2026076
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10706 Beaver Dam Rd., Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrants telephone number, including area code)

KDSM, LLC. AND SUBSIDIARIES

Item 5.  Other Events

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

Exhibit 99.1	Sinclair Broadcast Group, Inc. Press Release (Dated July 21, 2003) – Sinclair 11.625% High Yield Trust Originated Preferred Securities Due 2009 Redeemed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KDSM, LLC

	By:	/s/ David D. Smith
	Name:	David D. Smith
	Title:	Principal Executive Officer

Dated: July 22, 2003